UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐



If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01Entry into a Material Definitive Agreement

Fourth Amendment to the Note Purchase Agreement

On May 13, 2020, Capstone Turbine Corporation (the “Company”), certain subsidiaries of the Company and Goldman Sachs Specialty Lending Group, L.P. (the “Purchaser” and collectively, the “Parties”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Note Purchase Agreement, dated February 4, 2019, by and among the parties thereto (as amended, the “Note Purchase Agreement”) in connection with the sale of senior secured notes of the Company in a private placement exempt from registration under the Securities Act of 1933, as amended. Under the Fourth Amendment, the parties agreed to amend the Note Purchase Agreement to, among other things, amend certain repayment language with respect to a loan received from Western Alliance Bank, an Arizona corporation, under the Small Business Administration Paycheck Protection Program enabled by the Coronavirus Aid, Relief and Economic Security Act of 2020. All other provisions, terms and conditions of the Note Purchase Agreement remain in effect, as previously reported in the Current Reports on Form 8-K filed on February 5, 2019, December 9, 2019 and April 29, 2020 which are incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1

Fourth Amendment to the Note Purchase Agreement, dated as of May 13, 2020, by and among Capstone Turbine Corporation, certain subsidiaries of the Company and Goldman Sachs Specialty Lending Group, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: May 15, 2020	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer